UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

May 9, 2007	0-29768
Date of Report (Date of earliest event reported)	Commission File Number

24/7 REAL MEDIA, INC.
(Exact name of registrant as specified in its charter)

Delaware	13-3995672
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

132 West 31st Street
New York, New York 10001
(Address of Principal Executive Offices) (Zip Code)

(212) 231-7100
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act

Item 2.02. Results of Operations and Financial Condition.

On May 9, 2007, 24/7 Real Media, Inc. issued a press release announcing financial results for the three months ended March 31, 2007. A copy of the press release is being furnished as Exhibit 99.1 to this Form 8-K.

The Company held a conference call at 8:30 AM on May 10, 2007 in connection with its May 9, 2007 earnings release. A transcript of the conference call is being furnished as Exhibit 99.2 to this Form 8-K.

The information, including the exhibits, in this Form 8-K is being furnished and shall not be deemed as “filed” for purposes of Section 18 of the Securities Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, and shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall otherwise be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statement and Exhibits.

Exhibit Number	Description
99.1	Press release issued by 24/7 Real Media, Inc., dated May 9, 2007, entitled “24/7 Real Media Reports Results for First Quarter 2007.”
99.2	Transcript of 24/7 Real Media, Inc.’s Earnings Conference Call Held on May 10, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

24/7 REAL MEDIA, INC.

Date: May 10, 2007	By:	/s/ Mark E. Moran
Mark E. Moran
Executive Vice President and General Counsel